UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 10, 2016
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

On November 10, 2016, Perrigo Company plc (the “Company”) released earnings for the third quarter ended October 1, 2016. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as impairment charges, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or obscure underlying business operational trends. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.
Non-GAAP measures related to profit measurements, which include adjusted gross profit, adjusted operating income, adjusted net income, and adjusted diluted earnings per share are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. Management believes that adjusted gross margin and adjusted operating margin are useful to investors, in addition to the reasons discussed above, by allowing them to more easily compare and analyze trends in the Company’s peer business group and assisting them in comparing the Company’s overall performance to that of its competitors. The Company discloses adjusted net sales, which excludes operating results attributable to held-for-sale businesses, in order to provide information about sales of the Company’s continuing business. In addition, the Company discloses net sales growth and adjusted net sales growth on a constant currency basis to provide information about sales of the Company’s continuing business excluding the exogenous impact of foreign exchange. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

Reported results were adjusted for the following items:

Three Months Ended October 1, 2016 Results

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Goodwill, intangible assets, and assets held-for sale impairment charges

•	Restructuring charges related to organizational improvements

•	Operating results attributable to held-for-sale businesses

•	Acquisition and integration-related charges

•	Contingent consideration fair value adjustment

•	Loss on early debt extinguishment

•	Non-GAAP tax adjustments

Three Months Ended September 26, 2015 Results

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Amortization of inventory fair value adjustments related to acquisitions

•	Restructuring charges related to completed business acquisition and organizational improvements

•	Losses on derivatives associated primarily with hedging an acquisition's foreign currency-denominated purchase price

•	Acquisition and integration-related charges

•	Legal and consulting fees related to hostile takeover defense

•	Equity method investment losses

•	Non-GAAP adjustment to tax expense associated with debt restructuring for the acquisition of Omega

•	Non-GAAP tax adjustments

2016 Full Year Guidance

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Goodwill, intangible asset, held-for-sale and investment impairment charges

•	Acquisition, integration and restructuring-related charges

•	Operating results attributable to held-for-sale businesses

•	Equity method investment losses

•	Tax effect of pretax Non-GAAP adjustments

Twelve Months Ended December 31, 2015 Results

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Losses on derivatives associated with hedging an acquisition's foreign currency-denominated purchase price

•	Amortization of inventory and fixed asset fair value adjustments related to acquisitions

•	Goodwill, intangible asset, held-for-sale and investment impairment charges

•	Legal and consulting fees related to hostile takeover defense

•	Acquisition and integration-related charges

•	Restructuring charges related to completed business acquisition and organizational improvements

•	Financing fees

•	Loss on early debt extinguishment

•	Payment made in connection with a research and development arrangement

•	Equity method investment losses

•	Non-GAAP tax adjustment

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Perrigo Company plc on November 10, 2016, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Judy L. Brown
Dated:	November 10, 2016		Judy L. Brown
Executive Vice President, Business Operations
and Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

99.1	Press Release issued by Perrigo Company plc on November 10, 2016, furnished solely pursuant to Item 2.02 of Form 8-K.